                                                                      EXHIBIT 32

                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Liberty Media Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2003 and 2002 and for the three years ended December 31, 2003.

Dated: March 15, 2004                                            /s/ ROBERT R. BENNETT
                                                 -----------------------------------------------------
                                                                   ROBERT R. BENNETT
                                                                Chief Executive Officer

Dated: March 15, 2004                                          /s/ CHRISTOPHER W. SHEAN
                                                 -----------------------------------------------------
                                                                 CHRISTOPHER W. SHEAN
                                                         Senior Vice President and Controller
                                                            (Principal Accounting Officer)

Dated: March 15, 2004                                           /s/ DAVID J.A. FLOWERS
                                                 -----------------------------------------------------
                                                                  DAVID J.A. FLOWERS
                                                          Senior Vice President and Treasurer
                                                             (Principal Financial Officer)

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.